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                                                                  EXHIBIT 10.16


                                                                 EXECUTION COPY

                             OMNIBUS AMENDMENT NO. 1
                                       TO
                            SERIES 1998-4 SUPPLEMENT
                                       AND
                         CERTIFICATE PURCHASE AGREEMENT
              (AmeriServe Receivables Master Trust, Series 1998-4)

        This AMENDMENT NO. 1 dated as of June 1, 1999 (this "Amendment"), is among AmeriServe Funding Corporation, a Delaware corporation ("AFC"); AmeriServe Food Distribution, Inc., a Delaware corporation ("AmeriServe"); Norwest Bank Minnesota, National Association, a national banking association ("Norwest"), as Trustee; Bank of America National Trust and Savings Association, a national banking association ("Bank of America"), individually and as Agent; and Quincy Capital Corporation, as the Series 1998-4 Certificateholder ("QCC").

                               W I T N E S S E T H

        WHEREAS, AFC, as Transferor, AmeriServe, as the initial Servicer, and Norwest, as Trustee are the parties to the Series 1998-4 Supplement to the Pooling and Servicing Agreement dated as of December 18, 1998 (the "Supplement").

        WHEREAS, AFC, as Transferor, AmeriServe, Norwest, as Trustee and the Series 1998-4 Certificateholder are the parties to the Certificate Purchase Agreement dated as of December 18, 1998 (the "CPA").

        WHEREAS, the current aggregate Stated Amount of Series 1998-4 is $100,000,000 (the "Original Series 1998-4 Aggregate Stated Amount").

        WHEREAS, the parties hereto desire, among other things, to amend the Supplement and the CPA to increase the Original Series 1998-4 Aggregate Stated Amount by fifty million Dollars ($50,000,000) for a period of one hundred twenty
(120) days.

        NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which the parties hereto hereby acknowledge, the parties hereto agree as follows:

        SECTION 1. Definitions. As used herein, capitalized terms which are defined in the preamble hereto shall have the meanings as so defined, and capitalized terms used herein and not otherwise defined are used as defined in (or by reference in) the Supplement.



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        SECTION 2. Amendments to Supplement.

        (a) The definition of Certificate Spread in Section 1.1(c) of the Supplement is hereby amended in its entirety to read as follows:

                "Certificate Spread" means (a) with respect to any Eurodollar Tranche, eighty-seven and one-half basis points (0.875%) per annum, (b) with respect to any CP Tranche, seventy-five basis points (0.75%) per annum, (c) with respect to any ABR Tranche, zero basis points (0%) per annum, and (d) notwithstanding the foregoing, at any time a Spread Increase Event has occurred and is continuing, the Certificate Spread with respect of any Eurodollar Tranche, any CP Tranche, and any ABR Tranche shall be two hundred fifty basis points (2.50%) per annum.

        (b) Section 1.1(c) of the Supplement is hereby amended by adding the following definitions in the proper alphabetical order in such section:

                "Increase Period" means the period from June 1, 1999, until the first day that is one hundred twenty (120) days after such date, or, if such day is not a Business Day, the first succeeding Business Day.

                "Spread Increase Event" means on any day on or after the thirtieth (30th) day following the end of the Increase Period, that the Aggregate Invested Amount is greater than one hundred million Dollars ($100,000,000).

        (d) Section 1.1(c) of the Supplement is hereby amended by adding the following at the end of the definition of "Stated Amount":

        "The aggregate Stated Amount of all Series 1998-4 Certificates shall be $150,000,000 during the Increase Period and shall automatically be reduced to $100,000,000 on the last day of the Increase Period."

        SECTION 3. Increase of the Stated Amount under the CPA.

        (a) Notwithstanding Schedule I to the CPA, from the Effective Date (as defined below) until the last day of the Increase Period, the Stated Amount of QCC's Series 1998-4 Certificate shall be deemed to be increased in an amount equal to fifty million Dollars ($50,000,000).

        (b) In connection with such deemed increase to the Stated Amount pursuant to clause (a) above, the parties hereto agree that QCC's Series 1998-4 Certificate No. 1 is hereby deemed to be amended by temporarily increasing the Maximum Principal Amount thereof by fifty million Dollars ($50,000,000) during the



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Increase Period to reflect such temporary deemed increase to the related Stated
Amount.

        SECTION 4. Procedures for Increasing Invested Amounts under the CPA. Notwithstanding Section 2.2 of the CPA or any other provision in the CPA to the contrary, the parties hereto agree that: (a) during the month of June 1999, there shall be one special Increase to QCC's Series 1998-4 Certificate No. 1 with an Increase Amount of fifty million Dollars ($50,000,000) and (b) such Increase shall be effective and binding on the parties hereto from the date, on or after the Effective Date, such parties agree until the last day of the Increase Period irrespective of the mechanics for an Increase set forth in the CPA and whether or not such increase occurs on an Increase/Decrease Date.

        SECTION 5. Absence of Early Amortization Events and Unmatured Early Amortization Events. Each of AFC and AmeriServe (in its capacity as Servicer and otherwise) hereby severally represents and warrants to the other parties hereto that, on and as of the Effective Date (as defined below), no Early Amortization Event or Unmatured Early Amortization Event has occurred and is continuing.

        SECTION 6. Effective Date; Binding Effect; Ratification; Series 1998-4 Certificateholder Consent.

        (a) This Amendment shall become effective as of the date (the "Effective Date") when (i) the Series 1998-4 Certificateholder shall have received, in form and substance satisfactory to it, (A) evidence that AmeriServe and AFC have authorized this Amendment, (B) favorable opinions of counsel for AmeriServe and AFC covering this Amendment as well as updating the opinions given in connection with the issuance of Series 1998-4, and (C) evidence that the applicable rating agencies have approved this Amendment, and (ii) the Agent shall have received
(A) counterparts hereof executed (including by facsimile) by the parties hereto and (B) evidence of indefeasible payment in full of the "Securitization Fee" by AmeriServe to Banc of America Securities LLC ("BAS") as defined in Section 4 of, and in the manner set forth in, the letter from BAS and Bank of America to AmeriServe dated May 21, 1999.

        (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

        (c) On and after the execution and delivery hereof, (i) this Amendment shall be a part of the Supplement and the CPA, as applicable, and (ii) each reference in the Supplement and the CPA to "this Supplement" or "this Agreement" or "hereof", "hereunder" or words of like import, and each reference in any other


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document to the Supplement or the CPA shall mean and be a reference to such CPA or Supplement, as applicable, as amended or modified hereby.

        (d) Except as expressly amended or modified hereby, the Supplement and the CPA shall remain in full force and effect and are hereby ratified and confirmed by the parties hereto.

        (e) The Series 1998-4 Certificateholder hereby consents to this Amendment and all of the provisions hereof.

        SECTION 7. Miscellaneous. (a) THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE.

        (b) Headings used herein are for convenience of reference only and shall not affect the meaning of this Amendment.

        (c) This Amendment may be executed in any number of counterparts, and by the parties hereto on separate counterparts (including by facsimile), each of which shall be an original and all of which taken together shall constitute one and the same agreement.


                               [Signatures Follow]


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        IN WITNESS WHEREOF, the parties have executed this Amendment by their respective officers thereunto duly authorized as of the date first above written.


                                     AMERISERVE FUNDING CORPORATION,
                                     as Transferor

                                     By:
                                        ---------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------


                                     AMERISERVE FOOD DISTRIBUTION, INC.,
                                     individually and as initial Servicer

                                     By:
                                        ---------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------


                                     NORWEST BANK MINNESOTA,
                                     NATIONAL ASSOCIATION, as Trustee

                                     By:
                                        ---------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------


                                     QUINCY CAPITAL CORPORATION,
                                     as Series 1998-4 Certificateholder

                                     By:
                                        ---------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------


                                     BANK OF AMERICA NATIONAL TRUST
                                     AND SAVINGS ASSOCIATION,
                                     individually and as Agent

                                     By:
                                        ---------------------------------------
                                        Attorney-in-fact


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